Exhibit 99.1
THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

This Third Amendment to Office Lease Agreement (this “Amendment”) is executed as of September 30, 2022, between BC EXCHANGE CITYVIEW MASTER TENANT, LLC, a Delaware limited liability company (“Landlord”), and APOLLO ENDOSURGERY, INC., a Delaware corporation (“Tenant”), for the purpose of amending the Office Lease Agreement between Landlord’s predecessor-in-interest and Tenant dated July 16, 2012 (the “Original Lease”). The Original Lease, as amended by a First Amendment to Office Lease Agreement dated June 11, 2018, and a Second Amendment to Office Lease Agreement dated June 18, 2021, is referred to herein as the “Lease”. Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

RECITALS:

Pursuant to the terms of the Lease, Tenant is currently leasing Suite 1.300, consisting of approximately 11,025 square feet (the “Existing Premises”), in Building 1 (the “Building”), having an address of 1120 South Capital of Texas Highway, Austin, Texas 78746. Tenant desires to (a) extend the Lease Term for a period of forty-two (42) months, and (b) surrender the space depicted on Exhibit A hereto, containing approximately 428 square feet (the “Surrendered Premises”), and Landlord has agreed to such extension and such surrender on the terms and conditions contained herein.

AGREEMENTS:

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1.Extension of Lease Term. The Lease Term is hereby extended for a period of forty-two (42) months, such that it expires at 5:00 p.m., Austin, Texas time, on March 31, 2026 (the “Expiration Date”), on the terms and conditions of the Lease, as modified hereby.

2.Surrender.

a.Effective as of 11:59 p.m., local time on September 30, 2022 (the “Surrendered Premises Termination Date”), the Lease shall terminate as to the Surrendered Premises only. Accordingly, (i) from and after October 1, 2022, the term “Premises” shall exclude the Surrendered Premises (and by reason of such exclusion, the Premises will then contain 11,808 square feet sometimes referred to herein as the “Remaining Premises”), and (ii) from and after the Surrendered Premises Termination Date, the percentage represented by Tenant’s Pro Rata Share shall be revised and reduced (and the calculation of Additional Rent for periods after the Surrendered Premises Termination Date shall be adjusted) to reflect the elimination of the Surrendered Premises from the Premises; however, an appropriate pro rata adjustment shall be made in the calculation of Additional Rent for the calendar year in which the revised percentage becomes effective to reflect the varying size of the Premises during the period for which such calculations are made. Notwithstanding the generality of the foregoing, neither Landlord nor Tenant shall be released from any obligation to refund or pay, respectively, any overpayment or underpayment, respectively, of Additional Rent paid by Tenant with respect to the Surrendered Premises. From and after the Surrendered Premises Termination Date, Tenant’s Pro Rata Share shall be decreased to 8.19%, which is the percentage obtained by dividing the number of square feet in the Remaining Premises (11,808) by the number of square feet in the Property (144,002). Landlord and Tenant stipulate that the number of square feet in the Remaining Premises and the Property are correct.

b.On or before the Surrendered Premises Termination Date, provided Landlord has completed the Additional Work (defined on Exhibit B), Tenant shall vacate and surrender the Surrendered Premises in the condition required under Section 26 of the Lease (as if the Surrendered Premises Termination Date were the expiration date of the Lease Term as to the Surrendered Premises) and shall remove all of Tenant’s personal property from the Surrendered Premises. If Tenant fails to so vacate the Surrendered Premises, then Tenant shall be a holdover tenant with respect thereto pursuant to Section 23 of the Lease and shall pay to Landlord the holdover rent with respect to the Surrendered Premises as set forth in such Section 23.

Exhibit 99.1
a.Notwithstanding anything to the contrary in the Lease, from and after the date of this Amendment through the Surrendered Premises Termination Date, Landlord and its employees, agents, contractors, and representatives shall have the right to enter the Surrendered Premises for any purpose, including without limitation, to show the Surrendered Premises to prospective tenants and to permit inspection of the Surrendered Premises by space planners, contractors and other parties in connection with preparing the Surrendered Premises for occupancy by a prospective tenant. Landlord shall inform Tenant of upcoming visits, and such visitors shall sign in at the reception area per Tenant’s company policy.

b.Landlord shall, at Landlord’s expense, perform all work necessary to separately demise the Surrendered Premises from the Existing Premises, including, without limitation, the cost of erecting the demising wall using Building-standard materials and all costs incurred to comply with all laws in connection with such demising work (collectively, the “Demising Work”). The Demising Work shall be performed by contractors selected by Landlord and in accordance with any design plans or other specifications required by Landlord. Tenant hereby acknowledges that the performance of the Work may occur during normal business hours while Tenant is in occupancy of the Existing Premises and that no interference to Tenant’s business operations in the Existing Premises shall entitle Tenant to any abatement of Rent. Landlord will provide a project timeline in advance of performance of the Demising Work, inclusive of blackout dates provided by Tenant, and Landlord will act in good faith to adhere to the proposed construction schedule. Blackout dates for construction in the Existing Premises are as follows; October 31st, November 1st, November 2nd, December 12th, 13th, and 14th of 2022 and then January 9th, February 21st, March 20th through 24th, May 2nd, June 12th through 16th, August 1st, September 18th through 22nd, November 1st, and December 11th through the 13th of 2023.

3.Base Rent. Beginning October 1, 2022 (the “Renewal Date”), the monthly Base Rent shall be the following amounts for the following periods of time:

Period	Annual Base Rent Rate/SF	Monthly Base Rent
10/1/2022 – 9/30/2023	$30.50	$30,012.00
10/1/2023 – 9/30/2024	$31.26	$30,759.84
10/1/2024 – 9/30/2025	$32.04	$31,527.36
10/1/2025 – 3/31/2026	$32.84	$32,314.56

4.Condition of Remaining Premises; Tenant Improvements. TENANT ACKNOWLEDGES THAT TENANT CURRENTLY OCCUPIES THE REMAINING PREMISES AND TENANT HEREBY ACCEPTS THE REMAINING PREMISES, THE BUILDING, AND THE PROPERTY (INCLUDING THE SUITABILITY OF THE PREMISES FOR THE USE PERMITTED UNDER THE LEASE) IN “AS IS” CONDITION WITH ANY AND ALL FAULTS AND LATENT OR PATENT DEFECTS AND WITHOUT RELYING UPON ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) OF LANDLORD OR ANY REPRESENTATIVE OF LANDLORD. LANDLORD HAS NOT MADE AND DOES NOT HEREBY MAKE AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE REMAINING PREMISES AND ITS CONDITION (INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY REGARDING QUALITY OF CONSTRUCTION, STATE OF REPAIR, WORKMANSHIP, MERCHANTABILITY, HABITABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) AND TENANT HAS NOT RELIED ON ANY SUCH REPRESENTATIONS OR WARRANTIES. Landlord shall not be required to perform any leasehold improvements or provide any improvement allowance in connection with this Amendment, except as set forth on Exhibit B attached hereto and made a part hereof.

5.Options. All option rights granted to Tenant, if any, contained in the Lease, including, without limitation, options to extend or renew the term of the Lease or to expand the Premises or to terminate the Lease, are hereby deleted and are of no force and effect.

Exhibit 99.1
6.Confidentiality. Each Party acknowledges the terms and conditions of the Lease (as amended hereby) are to remain confidential for the other Party’s benefit and may not be disclosed by the Party to anyone, by any manner or means, directly or indirectly, without the other Party’s prior written consent. The consent by the other Party to any disclosures shall not be deemed to be a waiver on the part of such other Party of any prohibition against any future disclosure.

7.Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than Stream Realty Partners – Austin, L.P., representing Landlord, and Jones Lang LaSalle Brokerage, Inc., representing Tenant, whose commissions shall be paid by Landlord pursuant to separate written agreements. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other brokers or agents claiming the same by, through, or under the indemnifying party.

8.Prohibited Persons and Transactions. Tenant represents and warrants to Landlord that Tenant is currently in compliance with and shall at all times during the Lease Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

9.No Representations. Landlord and Landlord's agents have made no representations or promises, express or implied, in connection with this Amendment except as expressly set forth herein and Tenant has not relied on any representations except as expressly set forth herein.

10.Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant, and (c) except as expressly provided for in this Amendment, all tenant finish-work allowances provided to Tenant under the Lease or otherwise, if any, have been paid in full by Landlord to Tenant, and Landlord has no further obligations with respect thereto.

11.Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Premises are located.

12.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

13.Electronic Signatures. This Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. For these purposes, “electronic signature” shall mean electronically scanned and transmitted versions (e.g., via pdf file) of an original signature, signatures electronically inserted and verified by software such as Adobe Sign, or faxed versions of an original signature.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Exhibit 99.1
This Amendment is executed on the respective dates set forth below, but for reference purposes this Amendment shall be dated as of the date first above written. If the execution date is left blank, this Amendment shall be deemed executed as of the date first written above.

LANDLORD:

BC EXCHANGE CITY VIEW MASTER TENANT LLC,
a Delaware limited liability company

By:    ADREX Master Tenant LLC,
a Delaware limited liability company, its sole member

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its sole member

By:        AREIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:    Ares Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ Brian Lindenberg
Name: Brian Lindenberg
Title: Principal

TENANT:

APOLLO ENDOSURGERY, INC.,
a Delaware corporation

By: /s/ Jeffrey G. Black
Name: Jeffrey G. Black
Title: Chief Financial Officer

Exhibit 99.1
EXHIBIT A

SURRENDERED PREMISES

Exhibit 99.1
EXHIBIT B

WORK AGREEMENT

1.Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Premises in their “AS-IS” condition on the date that this Amendment is entered into.

2.Space Plans.

2.1Preparation and Delivery. Within five business days after Tenant’s execution of this Amendment, Tenant shall meet with a design consultant selected by Landlord (the “Architect”) to discuss the nature and extent of all improvements that Tenant proposes to install in the Premises and, at such meeting, provide the Architect with all necessary data and information needed by the Architect to prepare initial space plans therefor as required by this paragraph. On or before the tenth day following the date that Tenant meets with Architect, Landlord shall deliver to Tenant a space plan prepared by the Architect depicting improvements to be installed in the Premises (the “Space Plans”).

2.2Approval Process. Tenant shall notify Landlord whether it approves of the submitted Space Plans within five business days after Landlord’s submission thereof. If Tenant disapproves of such Space Plans, then Tenant shall notify Landlord in writing thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within three business days after such notice, revise such Space Plans in accordance with Tenant’s objections and submit to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted Space Plans within one business day after its receipt thereof. This process shall be repeated until the Space Plans have been finally approved by Tenant and Landlord. If Tenant fails to notify Landlord that it disapproves of the initial Space Plans within five business days (or, in the case of resubmitted Space Plans, within one business day) after the submission thereof, then Tenant shall be deemed to have approved the Space Plans in question.

3.Working Drawings.

3.1Preparation and Delivery. On or before the date which is 30 days following the date on which the Space Plans are approved (or deemed approved) by Tenant and Landlord, Landlord shall cause to be prepared final working drawings of all improvements to be installed in the Premises and deliver the same to Tenant for its review and approval (which approval shall not be unreasonably withheld, delayed or conditioned).

3.2Approval Process. Tenant shall notify Landlord in writing whether it approves of the submitted working drawings within five business days after Landlord’s submission thereof. If Tenant disapproves of such working drawings, then Tenant shall notify Landlord thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within five business days after such notice, revise such working drawings in accordance with Tenant’s objections and submit the revised working drawings to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted working drawings within one business day after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Landlord and Tenant. If Tenant fails to notify Landlord that it disapproves of the initial working drawings within five business days (or, in the case of resubmitted working drawings, within one business day) after the submission thereof, then Tenant shall be deemed to have approved the working drawings in question.

3.3Landlord’s Approval; Performance of Work. If any of Tenant’s proposed construction work will affect the Building’s structure or the Building’s systems, then the working drawings pertaining thereto must be approved by the Building’s engineer of record. Landlord’s approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all laws, (b) the improvements depicted thereon do not (1) adversely affect (in the reasonable discretion of Landlord) the Building’s structure or the Building’s systems (including the Property’s restrooms or mechanical rooms), or (2) affect (in the sole discretion of Landlord) (A) the exterior appearance of the Property, (B) the appearance of the Property’s common areas or elevator lobby areas, or (C) the provision of services to other occupants of the Property, (c) such working drawings are sufficiently detailed to allow construction of the improvements and associated work in a good and workmanlike manner for the entire Premises,

Exhibit 99.1
and (d) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, “Working Drawings” means the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and “Work” means all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Property as a result of the improvements indicated by the Working Drawings. Landlord’s approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord’s request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in substantial accordance with the Working Drawings.

4.Bidding of Work. Prior to commencing the Work, Landlord shall competitively bid the Work to three contractors approved by Landlord. If the estimated Total Construction Costs are expected to exceed the Construction Allowance, Tenant shall be allowed to review the submitted bids from such contractors to value engineer any of Tenant’s requested alterations. In such case, Tenant shall notify Landlord of any items in the Working Drawings that Tenant desires to change within five business days after Landlord’s submission thereof to Tenant. If Tenant fails to notify Landlord of its election within such five business day period, Tenant shall be deemed to have approved the bids. Within five business days following Landlord’s submission of the initial construction bids to Tenant under the foregoing provisions (if applicable), Tenant shall have completed all of the following items: (a) finalized with Landlord’s representative and the proposed contractor, the pricing of any requested revisions to the bids for the Work, and (b) approved in writing any overage in the Total Construction Costs in excess of the Construction Allowance.

5.Change Orders. Tenant may initiate changes in the Work. Each such change must receive the prior written approval of Landlord, such approval shall be granted or withheld in accordance with the standards set forth in Section 3.3 above; additionally, if any such requested change might leave any portion of the Premises not fully finished and ready for occupancy, Landlord may withhold its consent in its sole and absolute discretion. Landlord shall, upon completion of the Work, cause to be prepared accurate architectural, mechanical, electrical and plumbing “as-built” plans of the Work as constructed in both blueprint and electronic CADD format, which plan shall be incorporated into this Exhibit by this reference for all purposes. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

6.Definitions. As used herein “Substantial Completion,” “Substantially Completed,” and any derivations thereof mean the Work in the Premises is substantially completed (as reasonably determined by Landlord) in substantial accordance with the Working Drawings. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Landlord.

7.Walk-Through; Punchlist. When Landlord considers the Work in the Premises to be Substantially Completed, Landlord will notify Tenant and, within three business days thereafter, Landlord’s representative and Tenant’s representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord’s representative nor Tenant’s representative shall unreasonably withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within 30 days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items.

8.Excess Costs. Tenant shall pay the entire amount by which the Total Construction Costs of the Work exceed the Construction Allowance, exclusive of the cost of Additional Work (hereinafter defined) (such excess amount being referred to herein as the “Excess Amount”). Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs of the Work and sets forth the Construction Allowance, and (b) pay to Landlord 90% of Landlord’s estimate of the Excess Amount. Upon Substantial Completion of the Work and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord any remaining unpaid portion of the Excess Amount. In the event of default of payment of any portion of the Excess Amount, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease. As used herein,

Exhibit 99.1
“Total Construction Costs” means the entire cost of performing the Work, including design of and space planning for the Work and preparation of the Working Drawings and the final “as-built” plan of the Work, costs of construction labor and materials, electrical usage during construction, additional janitorial services, standard building directory and suite tenant signage, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, any applicable governmental fees, and the construction supervision fee referenced in Section 10 of this Exhibit.

9.Construction Allowance. Landlord shall provide to Tenant a construction allowance not to exceed
$59,040.00 (the “Construction Allowance”) to be applied toward the Total Construction Costs of the Work as differentiated from the Additional Work or the Demising Work, as adjusted for any changes to the Work. The Construction Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total Construction Costs of the Work, if, as, and when the cost of the Work is actually incurred and paid by Landlord. The Construction Allowance must be used (that is, the Work must be fully complete and the Construction Allowance disbursed) within six months following the Renewal Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

10.Construction Management. Landlord or its affiliate or agent shall supervise the Work with oversight by Tenant’s construction manager, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Property and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent of the Total Construction Costs of the Work (exclusive of the construction supervision fee).

11.Additional Work. Landlord, at its sole cost and expense, will perform the following work, using Building-standard materials (collectively, the “Additional Work”): (a) professionally clean the Remining Premises, including cleaning carpets, light fixtures, diffusers, and blinds; (b) construct a Building-standard common corridor,
(c) construct two (2) new offices, to match existing Building standard (including but limited to MEP, low voltage, finishes), and (d) construct a building-standard code compliant IT room in the location specified by Tenant in the Remaining Premises in the location identified on Schedule 1 to this Exhibit. Landlord will notify Tenant prior the commencement of any construction.

Exhibit 99.1
SCHEDULE 1